Exhibit 99.2

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

ALLOS THERAPEUTICS, INC.

COMMON STOCK PURCHASE WARRANT

Warrant No. CS-«No»	«WarrantShares» Shares
November 20, 2003

1.                                      Issuance.  For value received, this Warrant is issued to «Holder», by ALLOS THERAPEUTICS, INC., a Delaware corporation (hereinafter with its successors called the “Company”), with its principal office at 11080 CirclePoint Road, Suite 200, Westminster, CO 80020, pursuant to the terms of that certain Securities Purchase Agreement dated November 20, 2003 (the “Purchase Agreement”).  Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Purchase Agreement.

2.                                      Purchase Price; Number of Shares.  The registered holder of this Warrant (the “Holder”), commencing on May 20, 2004, which is the six-month anniversary of the date hereof, is entitled upon surrender of this Warrant together with a duly executed Notice of Exercise in the form attached hereto, at the principal office of the Company, to purchase from the Company «Spelled  Number» («WarrantShares») fully paid and nonassessable shares (the “Shares”) of common stock, $0.001 par value per share, of the Company (the “Common Stock”), at a price per share of Three Dollars and Fourteen Cents ($3.14) (the “Purchase Price”).  Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.  The person or persons under whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

3.                                      Payment of Purchase Price.  The Purchase Price may be paid (i) in cash or by check or wire transfer of immediately available funds; (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender; (iii) by a net issue pursuant to Section 4 hereof; or (iv) by any combination of the foregoing.

4.                                      Net Issue Election.  The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company.  Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

where:                                                             X =                             the number of shares of Common Stock to be issued to the Holder pursuant to this Section 4.

Y =                              the number of shares of Common Stock covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

A =                            the Fair Market Value (defined below) of one share of Common Stock, as determined at the time the net issue election is made pursuant to this Section 4.

B =                              the Purchase Price per Share in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

“Fair Market Value” of a share of Common Stock as of a particular date (the “Determination Date”) shall mean the average of the closing or last reported sale prices of the Common Stock as reported on the Nasdaq National Market (or any national securities exchange on which the Common Stock is then listed or admitted for trading) over the five trading days immediately preceding the Determination Date; provided, however, that if (i) the Common Stock is neither traded on the Nasdaq National Market nor on a national securities exchange, then Fair Market Value shall be the average of the closing or last reported sale prices of the Common Stock over the five-day period immediately preceding the Determination Date reflected in the over-the-counter market, as reported by the National Quotation Bureau, Inc. or any organization performing a similar function, or if closing prices are not then routinely reported for the over-the-counter market, the average of the last bid and asked prices of the Common Stock over the five-day period immediately preceding the Determination Date and (ii) if there is no public market for the Common Stock, then Fair Market Value shall be determined in good faith by the Company’s Board of Directors.

5.                                      Delivery of Warrant Shares.

(a)                                  Upon surrender of this Warrant together with a properly completed and duly executed Notice of Exercise in the form attached hereto, at the principal executive office of the Company, and upon payment of the Purchase Price multiplied by the number of Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days (as defined below) after the Date of Exercise (as defined below)) issue and deliver to the Holder, a certificate for the number of Shares issuable upon such exercise, which, unless otherwise required by the Purchase Agreement or Section 15 hereof, shall be free of restrictive legends.

(b)                                  If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise upon written notice to the Company.

(c)                                  If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Shares in the manner required pursuant to Section 5(a), and if after such third Trading Day and prior to the receipt of such Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (i) pay in cash to the Holder the amount by which (A) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the amount obtained by multiplying (x) the number of Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (y) the last reported sales price of the Common Stock at the time of the obligation giving rise to such purchase obligation and (ii) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Shares for which such exercise was not honored or deliver to the Holder the number of Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  The Holder shall provide the Company prompt written notice indicating the amounts payable to the Holder in respect of the Buy-In.

(d)                                  For purposes of this Section 5:

(i)                                    “Trading Day” means any day on which the Nasdaq National Market is open for the transaction of business; and

(ii)                                “Date of Exercise” means the date on which the Holder shall have delivered to Company: (A) a properly completed and duly executed Notice of Exercise in the form attached hereto, and (B) if such Holder is not utilizing the net issue election pursuant to Section 4 hereof, payment of the Purchase Price for the number of Shares so indicated by the Holder to be purchased.

6.                                      Partial Exercise.  This Warrant may be exercised in part, and the Holder shall be entitled to promptly receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

7.                                      Fractional Shares.  In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant.  If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 7, be entitled to receive a fractional share of Common Stock, then the Company shall pay in lieu thereof, the Fair Market Value of such fractional share in cash.

8.                                      Expiration Date; Early Termination.

(a)                                  Except as otherwise set forth in this Section 8, this Warrant shall expire on the close of business on November 20, 2007 (the “Expiration Date”), and shall be void thereafter.

(b)                                  In the event of, at any time prior to the Expiration Date, any dissolution, liquidation or winding-up of the Company, or the consolidation or merger of the Company with or into another corporation, or the sale or other disposition of all or substantially all the properties and assets of the Company to any other person (a “Transaction”), the Company shall provide to the Holder twenty (20) days’ advance written notice of such Transaction, and this Warrant shall terminate upon consummation of such Transaction unless properly exercised prior to the occurrence of such Transaction.  The Company shall update any such notice to reflect any material changes in the Transaction or the information set forth in the notice.  Notwithstanding anything contained in this Section 8(b) to the contrary, the Company may not effect a Transaction unless and until after giving the Holder at least twenty (20) days’ advance notice of the Transaction (including any updates contemplated by the preceding sentence) and affording the Holder the opportunity to exercise the Warrant during such period (to the extent the Warrant is then exercisable).

9.                                      Reserved Shares; Valid Issuance.  The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full into shares of Common Stock upon such exercise.  The Company further covenants that such shares as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

10.                               Stock Splits and Dividends.  If after the date hereof the Company shall subdivide the Common Stock, by split-up or otherwise, into a larger number of shares, or combine the Common Stock, by reverse split or otherwise, into a lesser number of shares, or issue additional shares of Common Stock in payment of a stock dividend or other distribution on the Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend or distribution, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

11.                               Notices of Record Date, Etc.  In the event of:

(a)                                  any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

(b)                                  any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or

(c)                                  any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof.  Such notice shall be provided at least twenty (20) calendar days prior to the earlier of (i) the date specified in such notice on which any such action is to be taken, and (ii) the record date for purposes of determining the record holders of the Common Stock with respect to any such action.  The Company shall update any such notice to reflect any material change in the information set forth in its notice.  Notwithstanding anything in this Section 11 to the contrary, the Company may not effect a Transaction unless and until after giving the Holder at least twenty (20) days’ advance notice (including any updates contemplated by the preceding sentence) and affording the Holder the opportunity to exercise the Warrant during such period.

12.                               Representations, Warranties and Covenants.  This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

(a)                                  The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder.  This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws of general application affecting the enforcement of the Holder’s rights or by general equity principals or public policy concerns.

(b)                                  The shares of Common Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

13.                               Amendment and Waiver.  The terms of this Warrant may be amended, modified or waived only with the written consent of the party against which enforcement of the same is sought.

14.                               Notices, Transfers, Etc.

(a)                                  Any notice or written communication required or permitted to be given to the Holder may be given by certified mall or delivered to the Holder at the address most recently provided by the Holder to the Company.

(b)                                  Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder.  Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee.  Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Common Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

(c)                                  In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant and an indemnification of loss by the Holder in favor of the Company.

15.                               Transfer to Comply with the Securities Act of 1933.  This Warrant may not be exercised and neither this Warrant nor any of the Shares, nor any interest in either, may be offered, sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities laws and the terms and conditions hereof.  Each Warrant shall bear a legend in substantially the same form as the legend set forth on the first page of this Warrant.  Each certificate for Shares issued upon exercise of this Warrant, unless at the time of exercise such Shares are eligible for resale pursuant to Section 144(k) or acquired pursuant to a registration statement that has been declared effective under the Securities Act and applicable blue sky laws, shall bear a legend substantially in the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

Any certificate for any Shares issued at any time in exchange or substitution for any certificate for any Shares bearing such legend (except a new certificate for any Shares issued after the acquisition of such Shares pursuant to a registration statement that has been declared effective under the Securities Act) shall also bear such legend unless, in the opinion of counsel for the Company, the Shares represented thereby need no longer be subject to the restriction contained herein.  The provisions of this Section 15 shall be binding upon all subsequent holders of certificates for Shares bearing the above legend and all subsequent holders of this Warrant, if any.

16.                               Rights of Holder.

(a)                                  Holder shall not, by virtue hereof, be entitled to any rights of a stockholder of the Company, either at law or equity, and the rights of Holder are limited to those expressed in this Warrant.  Nothing contained in this Warrant shall be construed as conferring upon Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company on any matters or with respect to any rights whatsoever as a stockholder of the Company.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

(b)                                  The Company acknowledges that the Shares issuable upon exercise of this Warrant are entitled to the registration rights set forth in Article 7 of the Purchase Agreement, and the Holder is entitled to such registration rights and bound by the relevant provisions of Article 7 of the Purchase Agreement as if an original party thereto; provided that such Holder acquired the Warrant pursuant to the Purchase Agreement or upon a permitted transfer of the Warrant in accordance with the terms of Sections 8.3(a)(iii) or 8.3(b) of the Purchase Agreement.

17.                               No Impairment.

(a)                                  Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Amended and Restated Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, or the reduction of the par value of its Common Stock, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

(b)                                  If any event occurs as to which the provisions of this Warrant are not strictly applicable but the failure to make any adjustment would not fairly and adequately protect the purchase rights of the Warrant in accordance with the intent and principles of such provisions, then there shall be made such adjustments in the application of such provisions, in accordance with such intent and principles, as shall be reasonably necessary to protect such purchase rights of the Warrants, but in no event shall any such adjustment have the effect of increasing the Purchase Price (unless to the extent contemplated by Section 10).

18.                               Governing Law.  The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and performed entirely in Delaware.

19.                               Successors and Assigns.  This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.

20.                               Business Days.  If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of the date first written above.

Company:

ALLOS THERAPEUTICS, INC.

By:
Michael E. Hart
President, Chief Executive Officer and Chief Financial Officer

SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT

ALLOS THERAPEUTICS, INC.

NOTICE OF EXERCISE

(1)                                  The undersigned hereby:

[ ]

elects to purchase                   shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

[ ]	elects to exercise its net issuance rights pursuant to Section 4 of the attached Warrant with respect to shares of Common Stock, and shall tender payment of all applicable transfer taxes, if any.

(2)                                  Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)                                  The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.

(Date)	(Signature)

(Print name)

ALLOS THERAPEUTICS, INC.

NOTICE OF ASSIGNMENT OF WARRANT

For value received                                                                                hereby sells, assigns and transfers unto

[Please print or type the name and address of Assignee]

the within Warrant, and does hereby irrevocably constitute and appoint                                                                       its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

DATED:

IN THE PRESENCE OF: